Vystar Corporation 8-K/A

EXHIBIT 99.1

Unaudited Pro Forma Condensed Combined Statement of Operations
for the Fiscal Year Ended December 31, 2015

	Historical Vystar Corporation	Pro Forma Adjustments	Notes	Pro Forma
Revenues, net	$378,666	$331,398	(a)	$47,268
Cost of revenues	268,098	249,478	(b)	18,620
Gross profit	110,568	81,920		28,648
General and administrative	1,168,341	266,524	(c)	901,817
Total operating expenses	1,168,341	266,524		901,817
Loss from operations	(1,057,773)	(184,604)		(873,169)
Other income (expense)
Interest income	42	—		42
Other income	(29,348)	—		(29,348)
Interest expense	(151,799)	(4,911)	(d)	(146,888)

Net loss	$(1,238,878)	$(189,515)		$(1,049,363)

Basic and Diluted Loss per Share	($0.02)	($0.00)		($0.01)

Basic and Diluted Weighted Average Number of Common shares outstanding	83,806,582	83,806,582		83,806,582

Unaudited Pro Forma Condensed Combined Balance Sheet
for the Fiscal Year Ended December 31, 2015

	Historical Vystar Corporation	Pro Forma Adjustments	Notes	Pro Forma
ASSETS
Cash	$29,059	$—		$29,059
Accounts receivable	—	—		—
Prepaid expense	233,816	—		233,816
Total Current Assets	262,875	—		262,875
Property & equipment, net	2,979	2,979	(e)	—
Intangible assets, net	155,423	—		155,423
TOTAL ASSETS	421,277	2,979		418,298

LIABILITIES
Related party line of credit	1,499,875	—		1,499,875
Accounts payable	592,739	117,702	(f)	475,037
Accrued compensation	40,137	2,739	(g)	37,398
Accrued expenses	209,486	(4,046)	(h)	213,532
Total Current Assets	2,342,237	116,395		2,225,842
Shareholder notes payable	700,068			700,068
Total Liabilities	3,042,305	116,395		2,925,910
STOCKHOLDERS’ DEFICIT
Preferred Stock	1	—		1
Common Stock	9,644	—		9,644
Additional paid-in capital	22,962,678	—		22,962,678
Accumulated deficit	(25,593,351)	(113,415)	(i)	(25,479,935)
Total Stockhlolders’ Deficit	(2,621,028)	(113,416)		(2,507,612)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	421,277	2,979		418,298

The following pro forma adjustments are included in the Company’s unaudited pro forma combined financial statements:

(a)	This adjustment reflects the elimination of revenues for the Kiron division.
(b)	This adjustment reflects the elimination of cost of goods sold for the Kiron division.
(c)	This adjustment reflects the elimination of the general and administrative expenses for the Kiron division.
(d)	This adjustment reflects the elimination of the interest expense associated with the Kiron division.
(e)	This adjustment reflects the elimination of the property and equipment for the Kiron division.
(f)	This adjustment reflects the elimination of the accounts payable for the Kiron division.
(g)	This adjustment reflects the elimination of accrued compensation for the Kiron division.
(h)	This adjustment reflects the elimination of the accrued expenses for the Kiron division.
(i)	This adjustment reflects the elimination of the accumulated deficit for the Kiron division and a write-off of Vystar’s investment balance.

Unaudited Pro Forma Condensed Combined Statement of Operations
for the Quarter Year Ended March 31, 2016

	Historical Vystar Corporation	Pro Forma Adjustments	Notes	Pro Forma
Revenues, net	$54,324	$49,494	(a)	$4,830
Cost of revenues	29,259	23,201	(b)	6,058
Gross profit	25,065	26,293		(1,228)
General and administrative	306,625	(6,957)	(c)	313,582
Total operating expenses	306,625	(6,957)		313,582
Loss from operations	(281,560)	33,250		(314,810)
Other income (expense)
Interest income	1	—		1
Other income	—	—		—
Interest expense	(41,370)	(1,721)	(d)	(39,649)

Net loss	$(322,929)	$31,529		$(354,458)

Basic and Diluted Loss per Share	($0.00)	$0.00		($0.00)

Basic and Diluted Weighted Average Number of Common shares outstanding	98,035,575	98,035,575		98,035,575

Unaudited Pro Forma Condensed Combined Balance Sheet
for the Quarter Ended March 31, 2016

	Historical Vystar Corporation	Pro Forma Adjustments	Notes	Pro Forma
ASSETS
Cash	$5,854	$—		$5,854
Accounts receivable	47,678	—		47,678
Prepaid expense	139,162	—		139,162
Total Current Assets	192,694			192,694
Property & equipment, net	2,701	2,701	(e)	—
Intangible assets, net	151,503	—		151,503
TOTAL ASSETS	346,898	2,701		344,197

LIABILITIES
Related party line of credit	1,499,875	—		1,499,875
Accounts payable	602,854	143,187	(f)	459,667
Accrued compensation	29,801	475	(g)	29,326
Accrued expenses	255,144	(4,094)	(h)	259,238
Total Current Assets	2,387,674	139,568		2,248,106
Shareholder notes payable	700,068			700,068
Total Liabilities	3,087,742	139,568		2,948,174
STOCKHOLDERS’ DEFICIT
Preferred Stock	1	—		1
Common Stock	9,963	—		9,963
Additional paid-in capital	23,165,472	—		23,165,472
Accumulated deficit	(25,916,280)	(136,867)	(i)	(25,779,416)
Total Stockhlolders’ Deficit	(2,740,844)	(136,867)		(2,603,980)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$346,898	$2,701		$344,197

The following pro forma adjustments are included in the Company’s unaudited pro forma combined financial statements:

(a)	This adjustment reflects the elimination of revenues for the Kiron division.
(b)	This adjustment reflects the elimination of cost of goods sold for the Kiron division.
(c)	This adjustment reflects the elimination of the general and administrative expenses for the Kiron division.
(d)	This adjustment reflects the elimination of the interest expense associated with the Kiron division.
(e)	This adjustment reflects the elimination of the property and equipment for the Kiron division.
(f)	This adjustment reflects the elimination of the accounts payable for the Kiron division.
(g)	This adjustment reflects the elimination of accrued compensation for the Kiron division.
(h)	This adjustment reflects the elimination of the accrued expenses for the Kiron division.
(i)	This adjustment reflects the elimination of the accumulated deficit for the Kiron division and a write-off of Vystar’s investment balance.